EXHIBIT 99.1

LOCKUP AND SUPPORT AGREEMENT

This LOCKUP AND SUPPORT AGREEMENT (this “Agreement”) is dated as of July 23, 2015 (the “Effective Date”), by and among (i) Euramax International, Inc. (the “Company”), Euramax Holdings, Inc. (“Holdings”) and the Guarantors (as defined below), (ii)(A) Highland Capital Management L.P. (“Highland”), (B) Sound Point Capital Management, LP (“SoundPoint”) and (C) Credit Suisse Securities (USA) LLC (“Credit Suisse” and collectively with Highland and SoundPoint and their respective applicable affiliates, the “Consenting Holders”) as, or on behalf of, holders of (x) the outstanding debt under that certain Credit and Guaranty Agreement, dated as of March 3, 2011, among the Company, Euramax Holdings, Inc. (“Holdings”), the subsidiaries of the Company party thereto as Guarantors (the “Guarantors”), and the lenders party thereto from time to time (the “Term Loan”), and (y) outstanding shares of the capital stock of the Company (the “Company Shares”). The Company, Holdings, Highland, SoundPoint and Credit Suisse are collectively referred to herein as the “Parties” and each as a “Party”.

RECITALS

WHEREAS, as of the date hereof, each Consenting Holder is the beneficial owner of, or the investment advisor or manager for the beneficial owners of (with the power and authority to vote, modify the terms of or dispose of), the principal amount of debt outstanding under the Term Loan set forth on such Consenting Holder’s signature page hereto (the debt held by each such Consenting Holder and subject to the terms and conditions of this Agreement being referred to herein as the “Subject Debt”) and the outstanding Company Shares set forth on such Consenting Holder’s signature page hereto (the Company Shares held by each such Consenting Holder being referred to herein as the “Subject Shares”).

WHEREAS, prior to the date hereof, the Parties have discussed consummating a recapitalization of the Company’s balance sheet as set forth in this Agreement and the accompanying term sheet attached hereto as Exhibit A with respect to the Term Loan (the “Unsecured Term Sheet”) and a proposed new series of senior secured notes to be issued by the Company (the “New Senior Notes”) (collectively, the “Recapitalization).

WHEREAS, this Agreement and the exhibits hereto set forth the agreement among the Parties concerning their agreement, subject to the terms and conditions hereof and thereof, to implement the Recapitalization.

NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party agrees as follows:

1. Commitment of the Consenting Holders. Subject to the terms and conditions of this Agreement and so long as this Agreement remains in effect, each Consenting Holder, in all capacities as a holder of Subject Debt and/or Subject Shares, as the case may be, on its behalf and on behalf of its controlled affiliates, covenants and agrees that:

(a) it will approve and support the consummation of the Recapitalization, including execution of any related documentation and vote the Subject Shares in favor thereof (or execute an applicable written consent with respect thereto), pursuant to the terms set forth in the Unsecured Term Sheet; and

EXHIBIT 99.1

(b) it shall not, in its capacity as a Consenting Holder, or in any other capacity, (i) object to, delay, impede or take any other action to interfere with the Recapitalization or (ii) support any alternative recapitalization that is inconsistent with the terms and conditions set forth in the Unsecured Term Sheet.

2. Lock-Up. Each of the Consenting Holders agrees, severally and not jointly, that until the earlier to occur of (a) the consummation of the Recapitalization and (b) the termination of this Agreement, it will not offer, sell, transfer, pledge, hypothecate or otherwise assign its interest in the Subject Debt and/or the Subject Shares or relinquish any voting, consent or other rights thereunder (i) except in connection with and as part of the Recapitalization or (ii) unless the transferee agrees in writing to be bound by all of the terms and conditions of this Agreement by executing a joinder to this Agreement in the form set forth on Exhibit B hereto and provides a copy of such executed signature page to the Company.

3. Commitment of the Company. Subject to the Company’s fiduciary duties under applicable law and for so long as this Agreement remains in effect, the Company agrees to (a) support and consummate the Recapitalization and all transactions contemplated under the Unsecured Term Sheet and (b) take no actions inconsistent with this Agreement or the Unsecured Term Sheet.

4. Representations of the Consenting Holders. Each Consenting Holder severally and not jointly represents and warrants that, as of the date it executes this Agreement:

(a) (i) it is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, and has all requisite corporate, partnership or limited liability company authority to enter into this Agreement and carry out the transactions contemplated hereby, (ii) the execution, delivery and performance of such Party’s obligations hereunder have been duly authorized by all necessary corporate, partnership, limited liability, or similar action on its part, and (iii) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with the terms hereof, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(b) it is the beneficial owner of or the investment advisor or manager for the beneficial owners of (with the power and authority to vote and dispose of) its Subject Debt and/or Subject Shares;

(c) other than pursuant to this Agreement, such Subject Debt and/or Subject Shares is free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition or encumbrances of any kind, that would adversely affect in any way such Consenting Holder’s performance of its obligations contained in this Agreement at the time such obligations are required to be performed;

(d) it is not aware of any event that, due to any fiduciary or similar duty to any other person, would prevent it from taking any action required of it under this Agreement;

(e) it is a “qualified institutional buyer,” as that term is defined in Rule 144A under the Securities Act, or a person other than a “U.S. person,” as that term is defined in Rule 902 under the Securities Act; and

(f) such Consenting Holder confirms that its decision to execute this Agreement has been based upon its independent investigation of the operations, businesses, financial and other conditions and prospects of the Company.

EXHIBIT 99.1

5. Representations of the Company. The Company represents and warrants to the other Parties hereto that, as of the date of this Agreement:

(a) it is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization or formation;

(b) its execution, delivery and performance of this Agreement are within the power and authority of such party and have been duly authorized by such party and no other approval or authorization is required;

(c) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with the terms hereof;

(d) none of the execution and delivery of this Agreement or compliance with the terms and provisions hereof will violate any applicable law or regulation, any order, writ, injunction or decree of any court or governmental authority or agency;

(e) it has not agreed to pay any fees or other amounts to any Consenting Holder in connection with the Recapitalization other than the Upfront Fee described in the Unsecured Term Sheet; and

(f) it is not aware of any event that, due to any fiduciary or similar duty to any other person, would prevent it from taking any action required of it under this Agreement.

6. Termination. The date on which this Agreement is terminated in accordance with the provisions of this Section 6 shall be referred to as the “Termination Date”.

(a) This Agreement may be terminated by (i) the mutual consent of the Company and each of the Consenting Holders, or (ii) either the Company or the Consenting Holders if the Company shall have (1) publicly announced its intention not to pursue the Recapitalization or (2) proposed or accepted an alternate recapitalization, plan of reorganization, proposal or offer of dissolution, winding up, liquidation, reorganization, merger, transaction, sale, disposition or restructuring of Holdings or the Company (or any of its assets or stock) other than as set forth in the Recapitalization Term Sheet.

(b) This Agreement shall automatically terminate and be of no further force or effect if the Recapitalization has not been consummated by September 15, 2015, or such later date as may be agreed to in writing by each of the Parties.

(c) This Agreement shall automatically terminate and be of no further force or effect if (i) Holdings, the Company, or any of its material subsidiaries, pursuant to or within the meaning of Title 11 of the United States Code (the “Bankruptcy Code”) or any similar federal or state law for the relief of debtors, (1) commences proceedings to be adjudicated bankrupt or insolvent; (2) consents to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under applicable law; (3) consents to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of it or for all or substantially all of its property; (4) makes a general assignment for the benefit of its creditors; or (5) generally is not paying its debts as they become due; or (ii) a court of competent jurisdiction enters an order or decree under the Bankruptcy Code or any similar federal or state law for the relief of debtors that (1) is for relief against Holdings, the Company or any of its material subsidiaries in a proceeding in which the Company or any such material subsidiary is to be adjudicated bankrupt or insolvent; (2) appoints a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any of its material

EXHIBIT 99.1

subsidiaries or for all or substantially all of the property of the Company or any of its material subsidiaries; or (3) orders the liquidation of the Company or any of its material subsidiaries.

(d)     This Agreement shall automatically terminate and be of no further force or effect if on any date following August 31, 2015, the Bank of America Merrill Lynch US High Yield Master II Option-Adjusted Spread exceeds 6.75%.

7. Effect of Termination. Upon termination of this Agreement, this Agreement shall be of no further force and effect and each Party shall be released from its commitments, undertakings, and agreements under or related to this Agreement and shall have the rights and remedies that it would have had it not entered into this Agreement, and shall be entitled to take all actions, whether with respect to the Recapitalization or otherwise, that it would have been entitled to take had it not entered into this Agreement. Upon the occurrence of any termination of this Agreement, any and all votes or consents tendered by the Consenting Holdings signatory hereto with respect to the Recapitalization prior to such termination shall be deemed, for all purposes, to be null and void from the first instance and shall not be considered or otherwise used in any manner by Holdings, the Company or any Guarantor in connection with this Agreement or otherwise.

8. SoundPoint Board Seat. In connection with the Recapitalization, the board of directors of Holdings (the “Holdings Board”) shall be expanded to be comprised of nine (9) members as of the closing date of the Recapitalization (the “Closing Date”).
As of the Closing Date, SoundPoint shall have the right to designate one (1) individual (the “SP Director”) to serve, and who shall be elected, as a member of the Holdings Board effective as of the Closing Date and who shall have the same rights, duties and protections as a director as the other members of the Holdings Board. The SP Director shall be entitled to serve on the Holdings Board for an initial period that begins on the Closing Date and ends on the later of (i) the date that is the two-year anniversary of the Closing Date and (ii) the date of Holdings’ 2017 annual meeting of stockholders, with such initial period eligible to be extended beyond that two-year anniversary and for additional one-year terms thereafter, in each case subject to the requisite approval of Holdings’ stockholders; provided, however that the SP Director shall resign from the Holdings Board and SoundPoint’s foregoing board designation right shall terminate permanently if at any time SoundPoint owns or controls directly or indirectly less than either (x) 87.5% of the aggregate amount of the Term Loan owned or controlled by SoundPoint or its affiliates on the Closing Date or (y) 90% of the aggregate amount of shares of the capital stock of Holdings owned or controlled by SoundPoint or its affiliates on the Closing Date as a result of sales or transfers of shares of Holdings capital stock by SoundPoint or its affiliates to unaffiliated third parties. SoundPoint shall have the right to nominate a replacement to serve as the SP Director during the initial two-year period and any subsequent terms approved as set out above in the event that the individual nominated as the SP Director is no longer able to serve on the Holdings Board during such periods. SoundPoint’s board designation right shall be personal to SoundPoint and may not be transferred or assigned to any party.
For so long as the SP Director continues to serve on the Holdings Board in accordance with the foregoing right, SoundPoint waives any rights it may have to designate one or more members of the Holdings Board under the terms of the Stockholders Agreement, dated as of June 29, 2009 among Holdings and the holders of the common stock that are parties thereto (the “Holdings Stockholders Agreement”). In the event that the SP Director is no longer entitled to serve in accordance with the foregoing, then such waiver shall automatically terminate, and SoundPoint shall be entitled to any and all rights to designate a member of the Holdings Board as may be provided to stockholders of Holdings in

EXHIBIT 99.1

accordance with the terms and conditions of the Holdings Stockholders Agreement as in effect from time to time.
9. Miscellaneous.

(a) This Agreement, including the Unsecured Term Sheet and any other exhibits, schedules and annexes hereto and thereto, constitutes the entire agreement of the Parties with respect to the subject matter of this Agreement, and supersedes all other prior negotiations, agreements and understandings, whether written or oral, among the Parties with respect to the subject matter of this Agreement.

(b) This Agreement, including the Unsecured Term Sheet, may not be modified, amended or supplemented without prior written consent of each of the Parties.

(c) All matters relating to the interpretation, construction, validity and enforcement of this Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of New York.
(d) Except as otherwise provided in this Agreement, this Agreement is intended to bind and inure to the benefit of each of the Parties and each of their respective successors, assigns, heirs, executors, administrators and representatives.

(e) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction. By its execution and delivery of this Agreement, each of the Parties irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter arising under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in any state and or federal court located in New York, New York, and by execution and delivery of this Agreement, each of the Parties irrevocably accepts and submits itself to the exclusive jurisdiction of such state or federal court, generally and unconditionally, with respect to any such action, suit or proceeding.

(f) All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally, by email, courier, by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses, emails or facsimile numbers:

If to the Company:

Euramax International, Inc.
303 Research Drive, Suite 400
Norcross, Georgia 30092
Attention: John Blount, Esq.
Email: jblount@euramax.com
Facsimile: ________________________________

with a copy to:

Jones Day
1420 Peachtree Street N.E., Suite 800

EXHIBIT 99.1

Atlanta, Georgia 30309
Attention: Mark L. Hanson, Esq.
Email: mlhanson@jonesday.com
Facsimile: 404.581.8330

If to Highland and its controlled affiliates:

Highland Capital Management L.P.
Address: 300 Crescent Court, Suite 700
Dallas, Texas 75201
Attention: Jake Tomlin
Email: jtomlin@highlandcapital.com
Facsimile: 972-628-4147

If to SoundPoint and its controlled affiliates:

Sound Point Capital Management, LP
Address: 375 Park Avenue, 25th Floor
     New York, New York 10152
Attention: Giacomo Picco
Email: gpicco@soundpointcap.com
Facsimile: ___________________________

If to Credit Suisse and its controlled affiliates:

Credit Suisse Securities (USA) LLC
Address: 11 Madison Avenue
New York, New York 10010
Attention: Tom Lynch
Email: tom.lynch@credit-suisse.com
Facsimile: _________________________________

(g) Each party signatory hereto irrevocably consents to service of process by mail at the address listed with the signature of each such party on the signature pages to this Agreement. Each party signatory hereto agrees that its submission to jurisdiction and consent to service of process by mail is made for the express benefit of each of the other parties signatories hereto and is for purposes of this Agreement only.

(h) The agreements, representations, warranties and obligations of each of the Parties under this Agreement are, in all respects, several and not joint.

(i) Holdings, the Company and each of the Guarantors acknowledge and agree that nothing herein is intended to, or does, in any manner waive, limit, restrict or otherwise impair any rights of any Consenting Holder, or the ability of each of the Consenting Holders, to protect and preserve its rights, remedies and interests in respect of the Subject Debt and the Subject Shares under the Credit and Guaranty Agreement, applicable law or otherwise. The provisions of this Agreement are not intended to be, nor shall they be construed or deemed to be, a cure, satisfaction, reinstatement, novation or release of any obligations under the Credit and Guaranty Agreement or of any other document or of any prior, existing or future default or acceleration right thereunder.

EXHIBIT 99.1

(j) This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and taken together will constitute one and the same instrument. The counterparts may be delivered by facsimile transmission or by electronic mail in portable document format (.pdf).

[REMAINDER OF PAGE INTENTIONALLY BLANK]

EXHIBIT 99.1

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date set forth above.

THE COMPANY:

Euramax International, Inc.

By: /s/ Mary S. Cullin
Name: Mary S. Cullin
Title: Senior Vice President, CFO and Treasurer

HOLDINGS:

Euramax Holdings, Inc.

By: /s/ Mary S. Cullin
Name: Mary S. Cullin
Title: Senior Vice President, CFO and Treasurer

GUARANTOR:

Amerimax Richmond Company

By: /s/ Mary S. Cullin
Name: Mary S. Cullin
Title: CFO and Treasurer

CONSENTING HOLDERS:

Credit Suisse Affiliates and Managed Funds

Credit Suisse Loan Funding LLC

By: /s/ Robert Healey
Name:    Robert Healey
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

EXHIBIT 99.1

Credit Suisse Securities (USA) LLC

By: /s/ Robert Healey
Name:    Robert Healey
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

Highland Affiliates and Managed Funds

Rockwall CDO LTD

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

Brentwood CLO

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

Liberty CLO, Ltd.

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

EXHIBIT 99.1

Number of Subject Shares Held:

Eastland CLO Ltd

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

Gleneagles CLO, Ltd.

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

Greenbriar CLO, Ltd

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

EXHIBIT 99.1

Jasper CLO Ltd.

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

Longhorn Credit Funding LLC

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

Loan Funding IV LLC

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

Loan Funding VII LLC

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

EXHIBIT 99.1

Stratford CLO, Ltd

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

Westchester CLO, Ltd.

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

Cornerstone Healthcare Group Holdings, Inc.

By: /s/ David Smith
Name:    David Smith
Title:     President

Amount of Subject Debt Held:

Number of Subject Shares Held:

Grayson CLO Ltd

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

EXHIBIT 99.1

Highland Capital Management Services, Inc.

By: /s/
Name:
Title:

Amount of Subject Debt Held:

Number of Subject Shares Held:

Highland Credit Opportunities CDO, Ltd

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

Red River CLO Ltd

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

Highland Credit Strategies Master Fund, L.P.

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

EXHIBIT 99.1

Highland Credit Opportunities CDO LP

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

Highland Restoration Capital Partners, L.P.

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

Highland Restoration Capital Partners Master, L.P.

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

Highland Opportunistic Credit Fund

By: /s/ Carter Chism
Name:    Carter Chism
Title:     Authorized Signatory

Amount of Subject Debt Held:

Number of Subject Shares Held:

EXHIBIT 99.1

Sound Point Affiliates and Managed Funds

Sound Point Beacon Master Fund, L.P

By: /s/ Kevin Gerlitz
Name:    Kevin Gerlitz
Title:     CFO

Amount of Subject Debt Held:

Number of Subject Shares Held:

Sound Point Credit Opportunities Master Fund, LP

By: /s/ Kevin Gerlitz
Name:    Kevin Gerlitz
Title:     CFO

Amount of Subject Debt Held:

Number of Subject Shares Held:

Sound Point Floating Rate Income Fund

By: /s/ Kevin Gerlitz
Name:    Kevin Gerlitz
Title:     CFO

Amount of Subject Debt Held:

Number of Subject Shares Held:

Sound Point Senior Floating Rate Master Fund, L.P

By: /s/ Kevin Gerlitz
Name:    Kevin Gerlitz
Title:     CFO

Amount of Subject Debt Held:

Number of Subject Shares Held:

EXHIBIT 99.1

Relative Value, A Series of Underlying Funds Trust

By: /s/ Kevin Gerlitz
Name:    Kevin Gerlitz
Title:     CFO

Amount of Subject Debt Held:

Number of Subject Shares Held:

EXHIBIT 99.1

Exhibit A

Unsecured Term Sheet
EURAMAX INTERNATIONAL, INC.
$125,000,000 SENIOR UNSECURED CREDIT FACILITY
SUMMARY OF TERMS AND CONDITIONS
Set forth below is a summary of the principal terms and conditions for the amendments to the Existing Facility (as defined below). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Facility or be substantially the same as such terms. Except as specifically set forth herein or otherwise agreed to by the Borrower (as defined below), all of the other terms and conditions of the Existing Facility shall remain in effect without modification thereto.

PARTIES/EXISTING FACILITY
Borrower:	Euramax International, Inc. (the “Borrower”).
Guarantors:
Same as Existing Facility, but in all cases the same as the new senior secured notes (and/or any other debt financing, secured or unsecured, incurred to refinance the existing secured notes) in aggregate principal amount of $385 million (the “New Debt Financing”) on an unsecured basis.

Amendment Closing Date:
The date of the satisfaction or waiver of the conditions to be set forth in the definitive documentation and which are set forth on Annex A attached hereto (the “Closing Date”), which is currently expected to occur in August 2015.

Existing Facility:
$125.0 million unsecured loan facility governed by that certain credit and guaranty agreement dated March 3, 2011 among the Borrower, the guarantors party thereto and the lenders from time to time party thereto (the “Existing Facility”), the principal amount of which will be increased by the amount of the Upfront Fee set forth below.

AMENDMENTS TO EXISTING FACILITY
Maturity:	Extend the maturity until 5.5-years after the Closing Date.

EXHIBIT 99.1

Interest Rate:
Commencing with the first Interest Payment Date following the Closing Date, (I) Until the second anniversary of the Closing Date, per annum pay-in-kind interest (“PIK Interest”) equal to the Cash Interest Rate (as defined below) plus 2% per annum; and
(II) After the second anniversary of the Closing Date Unutilized revolving facility availability” shall mean, as of any date of determination the excess of (A) the lesser of (i) the aggregate commitments under Borrower’s existing revolving credit facility from time to time together with any new revolving credit facilities as of such date and (ii) the aggregate amount of the borrowing base(s) under such revolving credit facilities as of such date over (B) the aggregate amounts of loans and letters of credit outstanding under such revolving credit facilities as of such date :
if (x) the Borrower would be in compliance with the Financial Test (as defined below) and (y) the Borrower would have a minimum liquidity (calculated with unrestricted cash and unutilized revolving credit facility availability) of not less than $50.0 million the Borrower shall pay, with respect to any Interest Period, interest in cash at the Cash Interest Rate on 50% of the aggregate principal amount of the Term Loans (the “Cash Portion of Interest”) and interest paid in kind on 50% of the aggregate principal amount of the Term Loans at the PIK Interest Rate; provided, however, that the Borrower may, upon delivery to the Lenders of a certificate executed by the Borrower’s chief executive officer and chief financial officer to the effect that payment of the Cash Portion of Interest in cash would, in their reasonable judgment result in an adverse effect on the Borrower based upon its then current and projected financial condition and forecasts, pay in kind the Cash Portion of Interest (other than the Minimum Cash Interest (as defined below) that is required to be paid in cash) at the PIK Interest Rate for not more than one Interest Period in any rolling four quarter period commencing with the first full quarter after the second anniversary of the Closing Date; and
    if (x) the Borrower would not be in compliance with the Financial Test or (y) minimum liquidity (calculated with unrestricted cash and unutilized revolving credit facility availability) is less than $50.0 million, interest shall be paid in kind at the Interest Rate equal to the PIK Interest Rate.
Notwithstanding the foregoing, in the case of clauses (I) and (II) above, at least 2% per annum of the applicable interest rate shall be paid in cash (the “Minimum Cash Interest”).
Cash Interest Rate: the interest rate equal to (i) the coupon on the New Debt Financing, plus (ii) the increase in yield, if any, above the coupon on such New Debt Financing in the form of original issue discount and/or upfront fees (based on an assumed four-year average life to maturity; e.g. 100 basis points of OID or upfront fees equals 25 basis points in additional interest rate) on the New Senior Secured Debt Financing (it being understood that such increase in yield shall be reflected in the form of increased rate for purposes of the Term Loans), plus 2.00% per annum. If interest on the New Senior Secured Debt Financing is floating, such floating rate will be converted to a fixed rate based on customary methodology to be mutually agreed
PIK Interest Rate: PIK Interest with respect to any Interest Period as to which a PIK Election has been made equal to the Cash Interest Rate plus 2.00% per annum (such per annum rate, the “PIK Interest Rate”).
Financial Test: shall be defined as the compliance with, as of the last day of the most recently ended period of four consecutive fiscal quarters for which financial statements are internally available, a Consolidated Secured Debt Ratio (the ratio of Consolidated Secured Indebtedness (as defined in the Existing Facility and calculated net of unrestricted cash) to trailing four quarter Consolidated Cash Flow) of equal to or less than 4.00 to 1.00. The Financial Test shall be calculated on a pro forma basis consistent with the terms under the Existing Facility.

EXHIBIT 99.1

AHYDO Prepayments:	The Term Loans will include a customary AHYDO “catch-up” payment provision.
Voluntary Prepayments:
The Term Loans will be voluntarily prepayable at any time, in whole or in part, at the option of the Borrower, upon notice and in minimum principal amounts and in multiples to be agreed upon, without premium or penalty (except breakage costs).

Negative Covenant Changes:	Will be set at levels no less restrictive on the Borrower than provided under the terms of the New Debt Financing.
Upfront Fee:
The Lenders of the Term Loans will be entitled to an upfront fee of 2.00% of the principal amount of Term Loans held thereof by such Lender on the Closing Date, and shall receive such fee in the form of an increase in principal amount of the Term Loans.

SUPPORT AGREEMENT LOCKUP PERIOD:	From the date of the Lockup and Support Agreement until September 15, 2015.
WARRANTS
The Borrower will issue detachable warrants (the “Warrants”) ratably to the Lenders representing the right to purchase in aggregate up to 5% of the equity of Euramax Holdings, Inc. (“Holdings”) on a fully diluted basis (after giving effect to the exercise of the Warrants and to the exercise and conversion of all other outstanding securities and options and including all shares reserved for future issuance under any stock option and similar plan and including any shares, options or otherwise issued or issuable to the incoming CEO and to any other members of management during the term of the warrant).
The Warrants will have a nominal exercise price of $0.01 per share. Warrants may be exercised at the option of the holder on a cashless basis.
The Warrants will expire ten (10) years from the date of issuance.
The Warrants will contain mutually agreeable anti-dilution provisions, put rights, tag-along rights and drag-along rights.

EXHIBIT 99.1

BOARD SEAT
SoundPoint shall have the right to designate one individual (the “SP Director”) to serve, and who shall be elected, as a member of the Board of Directors of Holdings (the “Holdings Board”), effective as of the Closing Date and who shall have the same rights, duties and protections as a director as the other members of the Holdings Board. The SP Director shall be entitled to serve on the Holdings Board for an initial period that begins on the Closing Date and ends on the later of (i) the date that is the two-year anniversary of the Closing Date and (ii) the date of Holdings’ 2017 annual meeting of stockholders, with such initial period eligible to be extended beyond that two-year anniversary date and for additional one-year terms thereafter, in each case subject to the requisite approval of Holdings’ stockholders; provided, however that the SP Director shall resign from the Holdings Board and SoundPoint’s foregoing board designation right shall terminate permanently if at any time SoundPoint owns or controls directly or indirectly less than either (x) 87.5% of the aggregate amount of the Term Loan owned or controlled by SoundPoint or its affiliates on the Closing Date or (y) 90% of the aggregate amount of shares of the capital stock of Holdings owned or controlled by SoundPoint or its affiliates on the Closing Date as a result of sales or transfers of shares of Holdings capital stock by SoundPoint or its affiliates to unaffiliated third parties. SoundPoint shall have the right to nominate a replacement to serve as the SP Director during the initial two-year period and any subsequent terms approved as set out above in the event that the individual nominated as the SP Director is no longer able to serve on the Holdings Board during such periods. SoundPoint’s board designation right shall be personal to SoundPoint and may not be transferred or assigned to any party.
For so long as the SP Director continues to serve on the Holdings Board in accordance with the foregoing right, SoundPoint will waive any rights it may have to designate one or more members of the Holdings Board under the terms of Holdings’ Stockholders Agreement dated June 29, 2009. In the event that the SP Director is no longer entitled to serve in accordance with the foregoing, then such waiver shall automatically terminate, and SoundPoint shall be entitled to any and all rights to designate a member of the Holdings Board as may be provided to stockholders of Holdings in accordance with the terms and conditions of such Stockholders Agreement as in effect from time to time.

OPTIONAL REDEMPTION OF NEW SENIOR SECURED NOTES
The terms of the new senior secured notes will provide for an annual redemption at the Borrower’s option of up to 10% of the outstanding principal amount of the notes at 103% during the applicable no-call period.

28

EXHIBIT 99.1

Annex A

The conditions to the execution of the amendment to the Existing Facility are to be follows:

•	The due execution and delivery of the definitive documentation setting forth the terms outlined herein, including without limitation with respect to the issuance of the Warrants;

•	The bring down of the applicable representations and warranties contained in the Existing Facility;

•	No Default or Event of Default has occurred and is continuing and, upon the effectiveness of the amendment to the existing facility no Default or Event of Default will have occurred and be continuing;

•	The successful refinancing of the existing secured notes through the incurrence of New Debt Financing on terms consistent with this Summary of Terms and reasonably acceptable to the Borrower;

•
The amendment of applicable governance documents of Holdings, if and to the extent required to provide for the election of the SP Director in form and substance reasonably acceptable to SoundPoint, and obtaining any necessary board and shareholder approvals or consents to provide for the board designation rights set forth in the term sheet and for the SP Director to begin his term on the Closing Date;

•	Delivery to the Lenders of such customary opinions, certificates and other, similar closing documents as the Lenders shall reasonably request; and

•
The payment of all reasonable and documented fees and expenses of outside counsel to the Lenders incurred in connection with the negotiation, preparation and documentation of the amendment to the Existing Facility and the transactions contemplated hereby.

EXHIBIT 99.1

Exhibit B

Assumption and Joinder Agreement

Reference is made to that certain Support Agreement (as amended, modified or supplemented from time to time, the “Agreement”), dated as of [•], 2015, by and among (i) Euramax International, Inc. (the “Company”), (ii)(A) Highland Capital Management L.P. (“Highland”), (B) Sound Point Capital Management, LP (“SoundPoint”) and (C) Credit Suisse Securities (USA) LLC (“Credit Suisse” and collectively with Highland and SoundPoint, the “Consenting Holders”). Each capitalized term used but not defined herein shall have the meaning given to it in the Agreement.

As a condition precedent to becoming a Consenting Holder, the undersigned (the “Transferee”) hereby agrees to become bound by all the terms, conditions and obligations set forth in the Agreement and the Unsecured Term Sheet, a copy of which are attached hereto as Annex I. This Assumption and Joinder Agreement shall take effect and shall become an integral part of the Agreement and the Unsecured Term Sheet immediately upon its execution, and the Transferee shall be deemed to be bound by all of the terms, conditions and obligations of the Agreement and the Recapitalization Term Sheet as of the date thereof. The Transferee shall hereafter be deemed to be a “Consenting Holder” and a “Party” for all purposes under the Agreement.

[Signatures on Following Page]

EXHIBIT 99.1

IN WITNESS WHEREOF, this Assumption and Joinder Agreement has been duly executed by each of the undersigned as of the date specified below.

Date:

TRANSFEROR:

By: ________________________________
Name:
Title:

TRANSFEREE:

By: ________________________________
Name:
Title: